FOR FURTHER INFORMATION:

At the Company:                 At the Financial Relations Board:

Elaine Bacon                    Murrey Morrow, Analyst Inquiries
513-489-5400                    312-640-6725

Heather Wietzel                 Karl Plath, General Inquiries
513-247-4213                    312-640-6738
shinfo@internet.cnmw.com


For Release via PR Newswire at 4:00 p.m. eastern time
Thursday, October 26, 1995

Cincinnati Microwave Reports 3rd Quarter Results

Cincinnati, OH, October 26, 1995 -- Cincinnati Microwave, Inc. (Nasdaq:CNMW, CNMWW) today announced final results for its third quarter ended October 1, 1995. For the quarter, net sales were $22.1 million, up 45 percent from $15.3 million in the comparable prior period. The net loss was $2.6 million, or 18 cents per share, compared with a loss of $4.0 million, or 37 cents per share, last year. Average shares outstanding in the quarter were 14.7 million compared with 10.9 million in the third quarter of 1994.

For the nine months ended October 1, 1995, net sales were $54.8 million, up 33 percent from $41.3 million in the comparable period a year ago. Gross profit was up 13 percent to $13.0 million from $11.5 million. The net loss declined to $4.0 million, or 28 cents per share, from $6.3 million, or 58 cents per share, last year.

For the quarter, revenues from the company's spread spectrum cordless telephones rose 139 percent to $8.6 million from $3.6 million in last year's third quarter. Sales of radar/laser detectors for the quarter were up 26 percent to $13.3 million from $10.6 million last year.

Cincinnati Microwave, Inc., based in Cincinnati, Ohio, designs, manufactures and markets ultrahigh frequency and microwave wireless communication products for sale under its own brand name and for many of the world's leading providers of consumer and commercial electronics products. The company leverages its wireless and digital signal processing expertise and high volume, low cost manufacturing capabilities in its leading-edge product line, which includes cordless telephones with SureLink and modems for use on the cellular digital packet data networks. The company's common stock is traded on the Nasdaq National Market System under the symbol CNMW.

CINCINNATI MICROWAVE, INC.
CONSOLIDATED STATEMENT OF OPERATIONS
(AMOUNTS IN THOUSANDS EXCEPT SHARE DATA)
(UNAUDITED)

                                      THREE MONTHS ENDED
                                    OCT. 1  SEP. 25  PERCENT
                                      1995     1994   CHANGE
RADAR DETECTORS                    $13,256  $10,560     26%
CORDLESS TELEPHONES                  8,552    3,572    139%
OTHER                                  309    1,167   (74)%

NET SALES                          $22,117  $15,299     45%
COST OF SALES                       18,391   12,312     49%
                                    ------   ------
GROSS PROFIT                         3,726    2,987     25%

OPERATING EXPENSES:
    RESEARCH & DEVELOPMENT           2,029    2,099    (3)%
    SELLING EXPENSES                 2,792    3,447   (19)%
    ADMINISTRATIVE EXPENSES          1,293    1,142     13%
                                    ------   ------
                                     6,114    6,688    (9)%
                                    ------   ------
OPERATING INCOME (LOSS)             (2,388)  (3,701)

OTHER INCOME (EXPENSE), NET           (249)    (294)
                                    ------   ------
INCOME (LOSS) BEFORE INCOME TAXES   (2,637)  (3,995)

INCOME TAX EXPENSE (BENEFIT)             0        0
                                    ------   ------
NET INCOME (LOSS)                  ($2,637) ($3,995)
                                    ------   ------

EARNINGS (LOSS) PER SHARE           ($0.18)  ($0.37)

WEIGHTED AVERAGE SHARES OUTSTANDING 14,672   10,888     35%

CINCINNATI MICROWAVE, INC.
CONSOLIDATED STATEMENT OF OPERATIONS
(AMOUNTS IN THOUSANDS EXCEPT SHARE DATA)
(UNAUDITED)

                                     NINE MONTHS ENDED
                                    OCT. 1  SEP. 25  PERCENT
                                      1995     1994   CHANGE
RADAR DETECTORS                    $39,344  $32,572     21%
CORDLESS TELEPHONES                 14,430    6,128    135%
OTHER                                1,008    2,641   (62)%

NET SALES                          $54,782  $41,341     33%
COST OF SALES                       41,817   29,820     40%
                                    ------   ------
GROSS PROFIT                        12,965   11,521     13%

OPERATING EXPENSES:
    RESEARCH & DEVELOPMENT           5,631    6,326   (11)%
    SELLING EXPENSES                 8,307    9,152    (9)%
    ADMINISTRATIVE EXPENSES          3,575    2,409     48%
                                    ------   ------
                                    17,513   17,887    (2)%
                                    ------   ------
OPERATING INCOME (LOSS)             (4,548)  (6,366)

OTHER INCOME (EXPENSE), NET           (892)      47
                                    ------   ------
INCOME (LOSS) BEFORE INCOME TAXES   (5,440)  (6,319)

INCOME TAX EXPENSE (BENEFIT)        (1,438)       0
                                    ------   ------
NET INCOME (LOSS)                  ($4,002) ($6,319)
                                    ------   ------

EARNINGS (LOSS) PER SHARE           ($0.28)  ($0.58)

WEIGHTED AVERAGE SHARES OUTSTANDIN  14,175   10,864     30%

CINCINNATI MICROWAVE, INC.
CONSOLIDATED STATEMENT OF OPERATIONS
(AMOUNTS IN THOUSANDS EXCEPT SHARE DATA)
(UNAUDITED)

                                     TWELVE MONTHS ENDED
                                    OCT. 1  SEP. 25  PERCENT
                                      1995     1994   CHANGE
RADAR DETECTORS                    $53,307  $52,181      2%
CORDLESS TELEPHONES                 22,424    8,242    172%
OTHER                                2,418    3,860   (37)%

NET SALES                          $78,149  $64,283     22%
COST OF SALES                       62,356   44,153     41%
                                    ------   ------
GROSS PROFIT                        15,793   20,130   (22)%

OPERATING EXPENSES:
    RESEARCH & DEVELOPMENT           7,754    8,442    (8)%
    SELLING EXPENSES                11,826   12,666    (7)%
    ADMINISTRATIVE EXPENSES          4,419    3,222     37%
                                    ------   ------
                                    23,999   24,330    (1)%
                                    ------   ------
OPERATING INCOME (LOSS)             (8,206)  (4,200)

OTHER INCOME (EXPENSE), NET         (1,175)     671
                                    ------   ------
INCOME (LOSS) BEFORE INCOME TAXES   (9,381)  (3,529)

INCOME TAX EXPENSE (BENEFIT)        (1,438)       0
                                    ------   ------
NET INCOME (LOSS)                  ($7,943) ($3,529)
                                    ------   ------

EARNINGS (LOSS) PER SHARE           ($0.59)  ($0.32)

WEIGHTED AVERAGE SHARES OUTSTANDING 13,370   11,086     21%

CINCINNATI MICROWAVE, INC.
CONSOLIDATED BALANCE SHEET
(AMOUNTS IN THOUSANDS)
                                                     AS OF
                                        OCT. 1      DEC 25,    SEP. 25
                                         1995        1994        1994
                                     (UNAUDITED)  (AUDITED)  (UNAUDITED)
ASSETS
    CASH & INVESTMENTS                  $   614    $    40    $   263
    ACCOUNTS RECEIVABLE, NET             16,500      5,137      3,728
    INVENTORIES, NET                     19,864      9,159     15,510
    OTHER CURRENT ASSETS                    655        602        910
                                         ------     ------     ------
       TOTAL CURRENT ASSETS              37,633     14,938     20,411

    RESTRICTED CASH                         308        505        334
    PROPERTY, PLANT & EQUIPMENT          14,194     14,543     14,702
    INTANGIBLES                           2,240      2,853      3,079
                                         ------     ------     ------
TOTAL ASSETS                            $54,375    $32,839    $38,526
                                         ------     ------     ------

LIABILITIES & SHAREHOLDERS' EQUITY
    ACCOUNTS PAYABLE                    $ 9,609    $ 8,627    $10,294
    NOTES PAYABLE                         4,501        600      4,158
    ACCRUED TAXES                            62      1,468      1,443
    UNEARNED REVENUE                        700        709        655
    CURRENT LEASE OBLIGATIONS               995      1,164        809
    OTHER                                 4,028      4,071      3,570
                                         ------     ------     ------
       TOTAL CURRENT LIABILITIES         19,895     16,639     20,929

    UNEARNED REVENUE-NONCURRENT             365        457        451
    LONG-TERM CAPITAL LEASE OBLIGATIONS     725      1,422      1,201
    NOTE PAYABLE-NONCURRENT                   0      7,419      5,114
    SHAREHOLDERS' EQUITY                 33,390      6,902     10,831
                                         ------     ------     ------
TOTAL LIABILITES & SHAREHOLDERS' EQUITY $54,375    $32,839    $38,526
                                         ------     ------     ------